Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Annovis Bio, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maria Maccecchini, as Chief Executive Officer and Interim Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026	/s/ Maria Maccecchini
Maria Maccecchini
President and Chief Executive Officer (Principal Executive Officer and Interim Principal Financial Officer)